                 SECOND AMENDMENT TO AMENDMENT AND RESTATEMENT
                              OF CREDIT AGREEMENT


    THIS SECOND AGREEMENT ("SECOND AMENDMENT"), dated effective as of May 2, 1997, is made and entered into by and among 1st TECH CORPORATION, a Delaware corporation, DARKHORSE SYSTEMS, INCORPORATED, a Delaware corporation, and TANISYS TECHNOLOGY, INC., a Wyoming corporation (collectively the "BORROWERS"), and THE CHASE MANHATTAN BANK, a New York banking corporation ("LENDER").

RECITALS:

    WHEREAS, Borrowers and Lender are parties to that certain Amendment and Restatement of Credit Agreement dated as of February 21, 1997, as previously amended pursuant to the terms of that certain First Amendment to Amendment and Restatement of Credit Agreement ("FIRST AMENDMENT") dated effective March 21, 1997, by and among Borrowers and Lender (said Credit Agreement, as previously amended by the First Amendment, being hereinafter referred to as the "CREDIT AGREEMENT"); and

    WHEREAS, Borrowers and Lender have agreed, on the terms and conditions herein set forth, that the Credit Agreement be further amended in certain respects.

AGREEMENTS:

    NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged and confessed, Borrowers and Lender do hereby agree as follows:

    SECTION 1. GENERAL DEFINITIONS. Capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein.

    SECTION 2. AMENDMENT OF MAXIMUM AMOUNT OF COMMITMENT. SECTION 1.1.b of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

        MAXIMUM AMOUNT OF COMMITMENT 1.1.B The "Maximum Amount" of the Commitment shall be $4,500,000.

    SECTION 3. AMENDMENT OF ADVANCE RATE FOR BORROWING BASE. SECTION 1.2(b)(/i) of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

           (i) The Advance Rate (the amount by which Net Eligible Receivables is multiplied in the Borrowing Base Certificate) shall be seventy-three percent (73%).

    SECTION 4. AMENDMENT OF NEGATIVE COVENANTS. SECTION 5.1 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

           INDEBTEDNESS 5.1 Create, incur, or permit to exist, or assume or guaranty, directly or indirectly, or become or remain liable with respect to, any Indebtedness, contingent or otherwise, EXCEPT: (a) Indebtedness to Bank, or secured by Liens permitted by this Agreement, or otherwise approved in writing by Bank, and renewals and extensions (but not increases) thereof; (b) current accounts payable and unsecured current liabilities, not the result of borrowing, to vendors, suppliers and Persons providing services or for expenditures for goods and services normally required by it in the ordinary course of business, all on ordinary trade terms; and (c) Indebtedness to any shareholders of any Borrower for the purpose of funding any working capital shortfall of Borrowers arising on or after May 2, 1997, so long as (i) such Indebtedness to shareholders is not secured by any Liens on any Property of any Borrower, and (ii) such Indebtedness is subordinated in payment to the Indebtedness owing to Bank under the terms of this Agreement pursuant to terms that are satisfactory to, and approved in writing by, Bank in its discretion (such subordination terms to include, without limitation, a prohibition on any payment of any such Indebtedness owing to shareholders prior to the full and complete payment of the Indebtedness owing to Bank under this Agreement and the termination of the Commitment in accordance with the other terms of this Agreement).

    SECTION 5. REPRESENTATIONS AND WARRANTIES. Borrowers represent and warrant to Lender that the representations and warranties contained in
SECTION 3 of the Credit Agreement and in all of the other Loan Documents are true and correct in all material respects on and as of the effective date hereof as though made on and as of such effective date. Borrowers hereby certify that no reported event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement, as amended hereby, or which, upon the giving of notice or the lapse of time, or both, would constitute a Default or an Event of Default. Borrowers also hereby certify that no Borrower has any current actual knowledge of any event that has occurred and is continuing which constitutes a Default or Event of Default under the Credit Agreement, as amended hereby, or which, upon the giving of notice or the lapse of time, or both, would constitute a Default or Event of Default. Additionally, Borrowers hereby represent and warrant to Lender that the resolutions of the Board of Directors of 1st Tech Corporation, Darkhouse Systems, Incorporated and Tanisys Technology, Inc. which are set out in the following described Secretary's Certificates remain in full force and effect as of the effective date hereof and have not been modified, amended, superseded or revoked:

           (a) That certain Borrowing Resolution for Corporations/Professional Associations and Secretary's Certificate dated June 18, 1996, executed and delivered to Lender by the Secretary of 1st Tech Corporation in connection with the Credit Agreement;

           (b) That certain Borrowing Resolution for Corporations/Professional Associations and Secretary's Certificate dated June 18, 1996, executed and delivered to Lender by the Secretary of Darkhorse Systems, Incorporated in connection with the Credit Agreement;



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

           (c) That certain Borrowing Resolution for Corporations and Secretary's Certificate dated April 2, 1997, executed and delivered to Lender by the Secretary of Tanisys Technology, Inc. in connection with the First Amendment; and

           (d) That certain Tanisys Technology, Inc. Certificate of Corporate Resolution dated as of March 20, 1997, executed and delivered to Lender by the Secretary of Tanisys Technology, Inc. in connection with the First Amendment.

    SECTION 6. CONDITIONS. This Second Amendment shall not become effective until Lender has been provided, in Proper Form, with a copy of the letter of intent which has been entered into by and among Borrowers and a third party lender for the purpose of refinancing any and all Indebtedness outstanding under the credit facility governed by the Credit Agreement (Borrowers previously represented to Lender that such letter of intent has been entered into and is currently in full force and effect).

    SECTION 7. RATIFICATION. Borrowers hereby ratify and confirm that both the Note and the Credit Agreement, as amended hereby, are in full force and effect and are binding and enforceable against each Borrower in accordance with the terms thereof. Additionally, Borrowers (and Gary W. Pankonien, by his joinder below) confirm and ratify that the liens, security interests and assignments granted in each and all Security Documents previously executed and delivered in connection with the Loans (and ratified and supplemented by the terms of the First Amendment) are in full force and effect and continue to secure the Loans and all other Indebtedness of Borrowers which is now or hereafter outstanding under the Credit Agreement, as amended hereby, and any other Loan Documents. Without limitation, such Security Documents include
(a) those certain General Security Agreements dated effective May 20, 1996, executed and delivered by 1st Tech Corporation and Darkhorse Systems, Incorporated, respectively, (b) that certain Security Agreement-Pledge of Certificate of Deposit and Assignment of Deposit Accounts dated effective May 20, 1996, executed and delivered by 1st Tech Corporation, (c) that certain Third Party Security Agreement-Pledge dated effective May 20, 1996, executed and delivered by Gary W. Pankonien, and (d) that certain Third Party Security Agreement-Accounts and General Intangibles dated effective December 17, 1996, executed and delivered by Tanisys.

    SECTION 8. LIMITATIONS. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver, amendment or modification of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified or amended hereby, the terms and provisions of the Credit Agreement, the Notes and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Second Amendment and any of the foregoing documents, the terms of this Second Amendment shall be controlling.

    SECTION 9. PAYMENT OF EXPENSES. Borrowers agree, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save Lender harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Second Amendment, including, without limitation, the reasonable fees and expenses of counsel for Agent and other charges which may be payable in respect of, or in respect of any modification of, the Credit Agreement and the other Loan Documents. The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Loans.

    SECTION 10. DESCRIPTIVE HEADINGS, ETC. The descriptive headings of the several Sections of this Second Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

    SECTION 11. ENTIRE AGREEMENT. This Second Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Second Amendment.

    SECTION 12. COUNTERPARTS; FACSIMILE SIGNATURES. This Second Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with Borrowers and Lender. To facilitate the execution and delivery of this Second Amendment and any other Loan Documents required by Lender in connection herewith, the parties hereto may execute and exchange facsimile counterparts of the signature pages of this Second Amendment and any of such other Loan Documents required by Lender in connection herewith, and facsimile counterparts of such signatures pages shall serve as originals of this Second Amendment and any such other Loan Documents.

    SECTION 13. REFERENCES TO CREDIT AGREEMENT. As used in the Credit Agreement (including all Exhibits thereto) and all other Loan Documents, on and subsequent to the effective date hereof, the term "Agreement" shall mean the Credit Agreement, as amended by this Second Amendment.

    SECTION 14. RELEASE OF CLAIMS. BORROWERS (AND GARY W. PANKONIEN, BY HIS JOINDER BELOW) EACH HEREBY RELEASE, DISCHARGE, AND ACQUIT FOREVER LENDER, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND COUNSEL FROM ANY AND ALL CLAIMS EXISTING AS OF THE EFFECTIVE DATE HEREOF (OR THE DATE OF ACTUAL EXECUTION HEREOF BY THE APPLICABLE PERSON OR ENTITY, IF LATER). AS USED HEREIN, THE TERM "CLAIMS" SHALL MEAN ANY AND ALL LIABILITIES, CLAIMS, DEFENSES, DEMANDS, ACTIONS, CAUSES OF ACTION, JUDGMENTS, COSTS OR EXPENSES (INCLUDING, WITHOUT LIMITATION, COURT COSTS, PENALTIES, ATTORNEYS' FEES, DISBURSEMENTS, AND AMOUNTS PAID IN SETTLEMENT) OF ANY KIND AND CHARACTER WHATSOEVER RELATING TO THE LOANS AND THE CREDIT FACILITY GOVERNED BY THE CREDIT AGREEMENT, INCLUDING WITHOUT LIMITATION, CLAIMS FOR BREACH OF CONTRACT, BREACH OF COMMITMENT, OR FAILURE TO ACT IN GOOD FAITH, IN EACH CASE WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, OR

PRIMARY OR CONTINGENT, AND WHETHER ARISING OUT OF WRITTEN DOCUMENTS, UNWRITTEN UNDERTAKINGS, COURSE OF CONDUCT, TORT, VIOLATION OF LAWS, OR REGULATIONS OR OTHERWISE. THIS RELEASE SHALL BE BINDING UPON BORROWERS, GARY
W. PANKONIEN, AND THEIR RESPECTIVE HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS.

    IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

                                       1ST TECH CORPORATION,
                                       a Delaware corporation

                                       By: /s/ Mark C. Holliday
                                           ------------------------------
                                           Mark C. Holliday
                                           Chairman and CEO

                                       By: /s/ Gary W. Pankonien
                                           ------------------------------
                                           Gary W. Pankonien
                                           President and COO


                                       TANISYS TECHNOLOGY, INC.,
                                       a Wyoming corporation

                                       By: /s/ Mark C. Holliday
                                           ------------------------------
                                           Mark C. Holliday
                                           Chairman and CEO


                                       DARKHORSE SYSTEMS, INCORPORATED,
                                       a Delaware corporation

                                       By: /s/ Mark C. Holliday
                                           ------------------------------
                                           Mark C. Holliday
                                           Chairman and CEO

                                       By: /s/ Gary W. Pankonien
                                           ------------------------------
                                           Gary W. Pankonien
                                           President and COO

                                       THE CHASE MANHATTAN BANK,
                                       a New York banking corporation,

                                       By: /s/ George Louis McKinley
                                           ------------------------------
                                           George Louis McKinley
                                           Vice President

    The undersigned (a) acknowledges and consents to the execution of the foregoing Second Amendment, (b) confirms that any Security Agreement previously executed or joined in by the undersigned with respect to the Indebtedness governed by the Credit Agreement applies and shall continue to apply to all Indebtedness evidenced by or arising pursuant to the Credit Agreement, as amended hereby, or any other Loan Documents, notwithstanding the execution and delivery of this Second Amendment by Borrowers and Lender,
(c) acknowledges that without this consent and confirmation, Lender would not agree to the modifications of the Credit Agreement which are evidenced by the foregoing Second Amendment, and (d) joins in the execution and delivery of the ratification provisions of SECTION 7 of the foregoing Second Amendment and the release of claims provisions of SECTION 14 of the foregoing Second Amendment.

                                       /s/ Gary W. Pankonien
                                       ------------------------
                                       GARY W. PANKONIEN















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